CERTIFICATION

I, Karla M. Rabusch, certify that:

1. I have reviewed this report on Form N-CSRS of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Intrinsic Small Cap Value Fund, Wells Fargo Small Cap Opportunities Fund, Wells Fargo Small Cap Value Fund, Wells Fargo Special Small Cap Value Fund, Wells Fargo Traditional Small Cap Growth Fund, Wells Fargo Precious Metals Fund, Wells Fargo Specialized Technology Fund, and Wells Fargo Utility and Telecommunications Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

d) disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officers and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: November 23, 2016

/s/ Karla M. Rabusch
Karla M. Rabusch
President
Wells Fargo Funds Trust

Exhibit 99.CERT

CERTIFICATION

I, Nancy Wiser, certify that:

1. I have reviewed this report on Form N-CSRS of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Intrinsic Small Cap Value Fund, Wells Fargo Small Cap Opportunities Fund, Wells Fargo Small Cap Value Fund, Wells Fargo Special Small Cap Value Fund, Wells Fargo Traditional Small Cap Growth Fund, Wells Fargo Precious Metals Fund, Wells Fargo Specialized Technology Fund, and Wells Fargo Utility and Telecommunications Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

d) disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officers and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: November 23, 2016

/s/ Nancy Wiser
Nancy Wiser
President
Wells Fargo Funds Trust

Exhibit 99.CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSRS for the six months ended September 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: November 23, 2016

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President
Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSRS with the Securities and Exchange Commission.

Exhibit 99.906CERT